Business combinations and acquisition of non-controlling interests - Summary of Fair Values of Identifiable Assets and Liabilities at Fairfax Events and Entertainment (Detail) - Fairfax Events And Entertainment [Member]
€ in Thousands
12 Months Ended
Dec. 31, 2019 EUR (€)
Assets
Other assets	€ 125
Non-current assets
Contract right use of assets	157
Investments	3,055
Current liabilities
Trade and other payables	133
Lease liabilities	97
Accrued expenses	23
Contract Liabilities	1,925
Non-current liabilities
Lease liabilities	60
Total identifiable net assets at fair value	1,099
Goodwill arising on acquisition	17,520
Purchase consideration	18,619
Purchase consideration:
Cash and cash equivalents	18,619
Total consideration	18,619
Analysis of cash flows on acquisition:
Cash paid for the acquired subsidiaries	(18,619)
Net cash flows on acquisition	€ (18,619)